UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2025

LANDBAY INC
(Exact name of registrant as specified in its charter)

New York	000-56182	81-1260549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-25 Main Street, Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

917-232-5799
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Release of Independent Registered Public Accounting Firm

On October 8, 2025, our board of directors resolved to release Simon & Edward, LLP (“S&E”) as our independent accountant. We informed S&E of this determination on October 6,2025, which was effective October 10, 2025.

S&E was engaged by us in 2022 and has rendered reports on our financial statements since the year ended March 31, 2022. Since the fiscal years ended March 31, 2023, 2024, 2025 and through the date of this form 8-K, S&E has neither provided any adverse opinion or qualification on our financial statements nor had a disagreement with the Company since their engagement on any matter of accounting principles or practices, financial statements disclosure, or audit scope or procedure, which disagreements that, if not resolved to HML PLT’s satisfaction, would have caused S&E to make reference to the subject matter of the disagreement in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a))(1)((A)-D) of Regulation S-K occurred within period of the engagement of S&E up to the date of release.

We have provided S&E with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”). S&E has provided a letter to us dated December 20, 2025, and addressed to the SEC, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

(b) New independent registered public accounting firm

We have engaged HML PLT (“HML”) as our independent registered public accounting firm, effective December 20, 2025. The decision to engage HML as our independent registered public accounting firm was approved by our board of directors.

During the two most recent fiscal years and through the date of this report, we have not consulted with HML regarding any of the following:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements;

2. the type of audit opinion that might be rendered on the Company’s financial statements by HML, in either case where written or oral advice provided by HML would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues: or

3. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Simon & Edward, LLP
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBAY INC

Dated: December 20, 2025	By:	/s/ Chunyang Liu
Chunyang Liu
President